First Amendment to that Credit Agreement
                        Dated as of April 2, 1999 Between
                        Main Street and Main Incorporated
                                       and
                                  Imperial Bank

This First Amendment ("Amendment ") dated as of August 2, 1999 is made and entered between Main Street and Main Incorporated ("Borrower") and Imperial Bank ("Bank"). This Amendment amends that Credit Agreement (the "Agreement") dated as of April 2, 1999, by and between Borrower and Bank, All capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Agreement.

Now therefore, the parties hereby agree as follows,

1. Amendments.

     A. Section 1.01 (a) of the Agreement is hereby stricken in its entirety and replaced as follows.

          REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that in no event of default then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for general corporate purposes, in an amount not to exceed $5,000,000 (the "Revolving Line of Credit") until July 15, 2000 (the "Revolving Line of Credit Maturity Date")_ Revolving Loans may be repaid and reborrowed, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Credit Maturity Date.

     B. Section 4.08 of the Agreement is hereby stricken in its entirety and replaced as follows:

          ACCESS TO CAPITAL. Maintain at all times an agreement with a third party insuring that the Company has access to long term capital in excess of eight million dollars ($8,000,000).

3. Except as provided above, the Agreement remains unchanged and the parties hereby confirm that the Agreement as herein amended remains in full force and effect.

Imperial Bank                           Main Street & Main Incorporated

By: /s/ Clifford A. Payson              By: /s/ James Yeager
   -------------------------------         -------------------------------------
   Clifford A. Payson                      James Yeager
Title: Vice President                   Title: Vice President Finance